UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2012

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2012, Patterson-UTI Energy, Inc. (the "Company") announced financial results for the three and twelve months ended December 31, 2011. The press release, dated February 2, 2012, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1 Press Release dated February 2, 2012 announcing financial results for the three and twelve months ended December 31, 2011.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

February 2, 2012	By:	/s/John E. Vollmer III

Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 2, 2012 announcing financial results for the three and twelve months ended December 31, 2011.